EXHIBIT 24(b)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 Registration Statement No. 333-62009 to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of West Windsor and the State of New Jersey on this 21st day of September, n1998.



                                          SUMMIT BANCORP.




                                          By:
                                             -------------------------------
                                             T. Joseph Semrod
                                             Chairman of the Board of Directors
                                             and Chief Executive Officer



                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints T. Joseph Semrod, John R. Haggerty, William J. Healy and Richard F. Ober, Jr., and each of them, the undersigned's true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 Registration Statement No. 333-62009 has been signed below on the 21st day of September, 1998 by the following persons in the capacities indicated.


            SIGNATURES                               TITLES
            ----------                               ------
                                     Chairman of the Board
-------------------------------      of Directors (Chief Executive Officer)
       T. Joseph Semrod

                                     President and Director
-------------------------------
        Robert G. Cox

                                     Senior Executive Vice
-------------------------------      President-Finance
       John R. Haggerty              (Principal Financial Officer)


-------------------------------      Executive Vice President
       William J. Healy              and Comptroller
                                     (Principal Accounting Officer)

                                     Director
-------------------------------
     S. Rodgers Benjamin

                                     Director
-------------------------------
       Robert L. Boyle

            SIGNATURES                               TITLES
            ----------                               ------
                                    Director
-------------------------------
      James C. Brady, Jr.

                                    Director
-------------------------------
        John G. Collins

                                    Director
-------------------------------
      T.J. Dermot Dunphy

                                    Director
-------------------------------
      Anne Evans Estabrook

                                    Director
-------------------------------
       Elinor J. Ferdon

                                    Director
-------------------------------
      Thomas H. Hamilton

                                    Director
-------------------------------
         Fred G. Harvey

                                    Director
-------------------------------
       Francis J. Mertz

                                    Director
-------------------------------
     George L. Miles, Jr.

                                    Director
-------------------------------
       William R. Miller

                                    Director
-------------------------------
      Raymond Silverstein

      /s/ Orin R. Smith             Director
-------------------------------
        Orin R. Smith

                                    Director
-------------------------------
       Joseph M. Tabak

                                    Director
-------------------------------
      Douglas G. Watson